UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 10, 2013

FUEL TECH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33059	20-5657551
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Fuel Tech, Inc.

27601 Bella Vista Parkway

Warrenville, IL 60555-1617

630-845-4500

(Address and telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On April 10, 2013, the Compensation Committee (the “Committee”) of the Board of Directors of Fuel Tech, Inc. (“Fuel Tech” or the “Company”) determined, pursuant to the terms of the Company’s 2011 Executive Performance RSU Award Agreement with each participating Executive Officer of the Company shown in the table below (“Participating Executive”), the actual number of “Revenue” and “TSR Performance” restricted stock units (“RSUs”) to be awarded to each Participating Executive in respect of the Company’s performance during 2011 and 2012.

The target level and actual amount of Revenue RSUs and TSR Performance RSUs granted are set forth in the table below.

Name	Performance Period	Target Revenue Growth RSUs	Quartile Performance Rating(1)	Actual Revenue Growth RSUs Granted(2)	Target TSR Performance RSUs	Quartile Performance Rating(1)	Actual TSR Performance RSUs Granted(2)

Douglas G. Bailey President and Chief Executive Officer	2011-2012	16,000	2nd (100%)	16,000	16,000	3rd (50%)	8,000
Vincent J. Arnone Executive Vice President, Worldwide Operations	2011-2012	8,000	2nd (100%)	8,000	8,000	3rd (50%)	4,000
David S. Collins Treasurer and Chief Financial Officer	2011-2012	8,000	2nd (100%)	8,000	8,000	3rd (50%)	4,000
Robert E. Puissant Executive Vice President, Marketing and Sales	2011-2012	8,000	2nd (100%)	8,000	8,000	3rd (50%)	4,000

(1)	The applicable quartile performance rating was determined using the methodology explained under the heading “Executive Performance RSU Long-Term Incentive” in the Company’s Proxy Statement on Schedule 14A for its 2011 Annual Meeting of Stockholders filed with the Securities Exchange Commission on April 5, 2011. Such description is incorporated by reference in its entirety.
(2)	For all Revenue Growth RSUs and TSR Performance RSUs actually granted, two-thirds of the granted RSUs will vest immediately on the grant determination date, and the remaining one-third one year after the grant determination date.

The terms of the 2011 Executive Performance RSU Award Agreement (the “2011 Agreement”) are described in the Company’s Proxy Statement on Schedule 14A for its 2011 Annual Meeting of Stockholders filed with the Securities Exchange Commission on April 5, 2011, and a copy of the form of the 2011 Agreement entered into between the Company and each of the Participating Executives is attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K for an event dated March 22, 2011 filed with the Securities Exchange Commission on March 28, 2011. Such description and exhibit are incorporated by reference in their entirety.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fuel Tech, Inc.
(Registrant)

Date: April 16, 2013

	By:	/s/ David S. Collins
David S. Collins
Senior Vice President, Treasurer and Chief Financial Officer